SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   December 17, 1999

Commission File No.   0-20380

FIRST FEDERAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	31-1341110 (I.R.S. Employer Identification Number)

505 Market Street, Zanesville, Ohio (Address of principal executive office)	43701 (Zip Code)

      Registrant's telephone number, including area code:   (740) 453-0606

Item 4.  Changes in Registrant's Certifying Accountant

      (a)(1)   Previous independent accountants

      (i)   By letter dated December 17, 1999, First Federal Bancorp, Inc. terminated its relationship with Crowe, Chizek and Company LLP ("Crowe Chizek") as its independent accountants.

      (ii)   The former accountant's report on financial statements for the past two years did not contain any adverse opinions or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      (iii)   The decision to change accountants was made by the Board of Directors.

      (iv)   During the two most recent fiscal years and the subsequent period to date, there have not been any disagreements with the former accountant on any matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedures.

      (a)(2)   First Federal Bancorp, Inc. has engaged, by letter dated December 17, 1999, the accounting firm of Olive LLP to serve as independent public accountants for First Federal Bancorp, Inc.

      (a)(3)   First Federal Bancorp, Inc. requested that Crowe Chizek provide a letter addressed to the Securities and Exchange Commission stating whether Crowe Chizek agrees with the statements made by First Federal Bancorp, Inc. A copy of such letter is included as Exhibit 16.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
First Federal Bancorp, Inc. (Registrant)

Date: December 23, 1999	By: /s/ J. William Plummer J. William Plummer President

Date: December 23, 1999	By: /s/ Connie Ayres LaPlante Connie Ayres LaPlante Chief Financial Officer